Subject to Completion, dated March 8, 2001

PROSPECTUS

[LOGO] PROSPECT STREET

$75,000,000

Prospect Street® High Income Portfolio Inc.

Auction Rate Cumulative Preferred Shares

3,000 Shares, Series W

Liquidation Preference $25,000 Per Share

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

           Prospect Street® High Income Portfolio Inc. (the "Fund") is offering 3,000 Series W Auction Rate Cumulative Preferred Shares. The Fund is a diversified, closed-end management investment company. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of high yield, high risk securities (commonly referred to as "junk bonds"). The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies (rated "BB"or lower by S&P and "Ba" or lower by Moody's) or nonrated fixed-income securities deemed by the Fund's investment adviser to be of comparable quality. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not appropriate for all investors. The Fund's investment adviser is Highland Capital Management, L.P.

           Investing in Preferred Shares involves risks. See the "Risk Factors"section beginning on page 15 of this Prospectus.

          The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  Per Share                      Total
                                  ---------                      -----

Public Offering Price              $25,000                  $75,000,000
Sales Load                         $   250                  $   750,000
Proceeds to Fund (1)               $24,750                  $74,250,000
___________________
(1) Not including offering expenses incurred by the Fund, estimated to be
$350,000.

          The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

          The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through Depository Trust and Clearing Corporation, on or about ________, 2001.

Salomon Smith Barney Gruntal & Co.

  ______________, 2001

           Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate on the Preferred Shares for the initial dividend period from and including the date of issue to but excluding ________, 2001 will be ___% per year. For each subsequent dividend period, the auction agent will determine the dividend rate by an auction conducted on the business day prior to that period. The auction usually is held weekly. Investors in the Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares--Redemption."

          The Preferred Shares will be senior to the Fund's outstanding Common Stock. The Preferred Shares are not listed on an exchange. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "PHY."It is a condition of closing this offering that the Preferred Shares be offered with a rating of "aaa"from Moody's and "AAA"from S&P.

          This Prospectus sets forth concisely information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated __________, 2001, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the SAI by calling 1-877-532-2834 or by writing to the Fund at 13455 Noel Road, Suite 1300, Dallas, Texas 75240. A table of contents to the SAI is located at page 33 of this Prospectus. The SAI is available along with other Fund-related materials at the Securities and Exchange Commission's internet web site (http://www.sec.gov).

          You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate as of the date on the front cover of this Prospectus only.

TABLE OF CONTENTS

Prospectus Summary
Financial Highlights
The Fund
Use of Proceeds
Capitalization
Portfolio Composition
Investment Objective and Policies
Description of Credit Facility
Risk Factors
Description of Preferred Shares
The Auction
Management of the Fund
Custodian and Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar
Federal Taxation
Description of Common Stock
Conversion to Open-End Fund
Underwriting
Legal Opinions
Independent Auditors
Further Information
Table of Contents to the Statement of Additional Information

Page 1 6 8 8 8 9 9 14 15 18 23 25 27 27 29 30 32 32 32 32 33

PROSPECTUS SUMMARY

           This summary highlights selected information from this Prospectus and is qualified in its entirety by reference to the detailed information included in this Prospectus and the SAI. To understand the offering of the Preferred Shares, you should read this entire Prospectus carefully, including the risk factors.

The Fund

Prospect Street® High Income Portfolio Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on May 13, 1988 and commenced investment operations on December 5, 1988. The Fund's common stock, par value $0.03 per share ("Common Stock"), is listed on the New York Stock Exchange under the symbol "PHY."The Fund's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, and its telephone number is 1-877-532-2834.

Investment Adviser

Highland Capital Management, L.P. (the "Adviser") is the Fund's investment adviser. The Adviser has managed the Fund since January 21, 2000 and is responsible for the selection and on-going monitoring of the Fund's investment portfolio. Although the Adviser does not manage any other registered investment company, as of March 2, 2001, it managed approximately $7.2 billion in debt securities on behalf of institutional investors. These assets consist of subordinated debt securities of "high-yield"issuers, principally in structured finance vehicles, such as "Collateralized Loan Obligations"(CLOs). See "Management of the Fund."

The Offering

The Fund is offering 3,000 Series W Auction Rate Cumulative Preferred Shares (the "Preferred Shares") at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Salomon Smith Barney Inc. and Gruntal & Co., L.L.C. are offering the Preferred Shares as underwriters.

The Preferred Shares will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described under "Description of Preferred Shares--Dividends and Dividend Periods,” each dividend period will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund or to certain other broker-dealers. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The first auction date for Preferred Shares will be ____________, 2001, the business day before the dividend payment date for the initial dividend period for Preferred Shares. The auction day for Preferred Shares normally will be a Wednesday, and the start date for subsequent dividend periods normally will be the following business day, typically a Thursday, unless the then-current dividend period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

Ratings	The Fund will issue the Preferred Shares only if they receive a credit quality rating of "aaa"from Moody's Investors Service, Inc. ("Moody's") and "AAA"from Standard & Poor's Ratings Services ("S&P").

Investment Objective and Policies

The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds"). This income, if any, will be distributed to holders of the Fund's Common Stock after the satisfaction of the obligations to pay dividends on the Preferred Shares. An investment in the Fund may not be appropriate for all investors and the Fund cannot guarantee investors that it will achieve its investment objective.

Investment Strategy

Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories ("Ba"/"BB"or lower) by nationally recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. The Fund typically invests and currently intends to continue to invest a substantially higher percentage of its assets in such securities to the extent the Adviser believes market conditions favor such investments.

The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than "Ba"/"BB"or the unrated equivalent as determined by the Adviser, although the percentage invested in such securities may increase under other than normal market conditions. The Fund also may invest up to 10% of its total assets in equity securities, including common stocks, certain preferred stocks and depositary receipts, as well as warrants to purchase equity or other securities.

High-yield bonds, the generic name for corporate bonds rated between "Ba"/"BB"and "C"/"C"by the rating agencies, frequently are issued by corporations in the growth stage of their development. These bonds are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions.

The Fund’s investments are subject to asset coverage, diversification and related guidelines established in connection with the Fund’s receipt from Moody’s and S&P of ratings of "aaa"and "AAA,"respectively, for the Preferred Shares. Ratings issued by Moody’s and S&P, or any other nationally recognized rating agency, do not eliminate or mitigate the risks of investing in the Fund’s securities.

Leverage

The Fund uses financial leverage for investment purposes; currently, the Fund borrows money through a credit facility. The amount outstanding under the credit facility as of March 2, 2001 was approximately $52 million, which represented approximately 32.83% of the Fund's total assets. Under the terms of the credit facility, the Fund is required to use the proceeds of the Preferred Shares offered in this Prospectus to retire the outstanding loan balance under the credit facility. Upon the retirement of the outstanding loan balance, the credit facility will terminate.

Principal Investment Risks	Risk is inherent in all investing. The primary risks of investing in Preferred Shares are:

*

if the Fund increases its level of debt, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt has a prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

*

the Fund will not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares, unless the Fund meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness (including the credit facility);

*	if an auction fails you may not be able to sell some or all of your Preferred Shares;

*	you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

*	a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

*	the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares under certain circumstances;

*	in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

*	if long-term rates rise, the value of the Fund’s investment portfolio may decline, reducing asset coverage on the Preferred Shares; and

*	if an issuer of a fixed-income security in which the Fund invests defaults, there may be a negative impact on the Fund’s income and asset coverage.

In addition, although the offering of the Preferred Shares is conditioned upon receipt of ratings of "AAA"from S&P and "aaa"from Moody’s for the Preferred Shares, the Fund invests in lower rated securities and unrated securities of comparable quality, which involve greater risk than higher rated securities. These securities generally offer a higher return potential than higher rated securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities.

For further discussion of the risks of investing in Preferred Shares and the Fund, see "Risk Factors."

Dividends and Dividend Periods

The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends also are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days will be set out in a notice designating a special dividend period. Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds. See "Description of Preferred Shares--Dividends and Dividend Periods," and "--Designation of Special Dividend Periods"and "The Auction."

                                                                            Dividend Payment    Number of
                                                                            Date for Initial    Days of Initial
                                               Initial Dividend Rate        Dividend Period     Dividend Period
                                               ---------------------        ---------------     ---------------

Asset Maintenance

Under the Fund's Articles Supplementary, which establishes and fixes the rights and preferences of the Preferred Shares, the Fund is required to maintain as of the last business day of each calendar month:

*	asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares, and

*	asset coverage of at least 300% with respect to any senior securities representing indebtedness.

Based on the composition of the Fund’s portfolio and market conditions as of March 2, 2001, the asset coverage of the Preferred Shares would be approximately 240% if the Fund were to issue all of the Preferred Shares offered in this Prospectus and use the proceeds to retire its debt under the credit facility.

Redemption

The Fund ordinarily will not redeem Preferred Shares. However, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund also may voluntarily redeem Preferred Shares. See "Description of Preferred Shares--Redemption."

Liquidation Preference

The liquidation preference for Preferred Shares (that is, the amount the Fund must pay to holders of Preferred Shares if the Fund is liquidated) will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of Preferred Shares, and the holders of any other series of preferred shares of the Fund, voting as a separate class, have the right to:

*	elect at least two directors at all times, and

*

elect a majority of the directors if the Fund fails to pay dividends on the Preferred Shares, or any other series of preferred shares of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

The holders of Preferred Shares, and the holders of any other series of preferred shares of the Fund, will vote as a separate class or series on other matters as required under the Fund’s Charter, the 1940 Act and Maryland law. Each share of Common Stock, each share of the Preferred Shares, and each share of any other series of preferred shares of the Fund is entitled to one vote per share.

Federal Income Taxes

So long as the Fund continues to meet the requirements for being a tax-qualified regulated investment company, it generally pays no federal income tax on the earnings it distributes to stockholders. Because the Fund's portfolio income consists principally of interest income, corporate investors in Preferred Shares generally will not be entitled to the federal dividends received deduction. Distributions with respect to the Preferred Shares generally will constitute ordinary dividend income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Distributions of net capital gain that are designated as capital gain dividends will be treated as long-term capital gains in the hands of holders. See "Federal Taxation."

Secondary Market Trading

Broker-dealers may, but are not obligated to, maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or if it does develop, that it will provide owners with liquidity of investment. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other persons as the Fund permits.

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar	State Street Bank and Trust Company serves as the Fund’s custodian. Bankers Trust Company serves as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

FINANCIAL HIGHLIGHTS

           The tables below set forth selected financial information for a share of the Fund's Common Stock outstanding and a share of the Fund's Taxable Auction Rate Preferred Stock (redeemed in May 1998) throughout each period presented. For the fiscal year ended October 31, 2000, the financial information in the tables below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report is included in the Fund's October 31, 2000 Annual Report and is incorporated by reference in the SAI. For all fiscal periods prior to October 31, 2000, the financial information in the tables was audited by the Fund's former auditors. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's October 31, 2000 Annual Report, which is available without charge from the Fund.

                                         For the Years Ended October 31, (b) (c)

                                   2000       1999      1998       1997      1996       1995
Per Share Data:
Net asset value, beginning
   of period................     $   6.98    $  7.97    $ 11.94   $ 11.70   $ 11.10   $ 11.07
                                 --------    -------    -------   -------   -------   -------
Net investment income ......     $   1.12#   $  1.08#   $  1.30#  $  1.38#  $  1.50#  $  1.35
Net realized and unrealized
   gain (loss) on investments       (1.77)#    (1.00)#    (3.76)#     .72#      .60#      .09
     Total from investment
     operations.............     $   (.65)   $   .08    $ (2.46)  $  2.10   $  2.10   $  1.44
                                 ---------   --------   --------- --------  --------  -------
Distributions:
Dividends from accumulated
   net investment income
     To preferred shareholders   $     --   $    --     $  (.03)  $  (.09)  $  (.12)  $  (.15)
     To common stockholders.        (1.03)     (1.26)     (1.26)    (1.26)    (1.26)    (1.26)
     Total distributions....     $  (1.03)  $  (1.26)   $ (1.29)  $ (1.35)  $ (1.38)  $ (1.41)
                                 ---------  ---------   --------  --------  --------  --------
Effect of sale of common stock
   and related expenses from
   rights offerings.........     $    --    $     .19   $  (.22) $  (.51)  $  (.12)  $    --

Net asset value, end of period   $   5.30   $    6.98   $  7.97  $ 11.94   $ 11.70   $  11.10
                                 ========   =========   ========  ========  =======   ========
Per share market value,
   end of period............     $   5.69   $    7.94   $ 10.25   $  12.39  $  12.00 $  11.64
                                 ========   =========   =======   ========  ======== =========
Total investment return.....        (8.31)%    (11.78)%   (7.63)%    14.82%    15.29%   28.57%
Net assets, end of period,
   applicable to common
   stock (a)................     $142,339   $ 186,167   $157,800  $175,909  $120,711 $ 93,309
                                 ========   =========   ========  ========  ======== ========
Net assets, end of period,
   applicable to preferred
   stock (a)................     $   --     $    --     $  --     $ 20,000  $ 20,000 $ 20,000
                                 ========   =========   ========  ========  ======== ========
Net assets, end of period (a)    $142,339   $186,167    $157,800  $195,909  $140,711 $113,309
                                 ========   =========   ========  ========  ======== ========

Ratio of operating expenses to
   average net assets,
   applicable                        4.46%      2.67%       2.67%     2.30%     3.06%    3.27%
   to common stock..........
Ratio of net investment income
   to average net assets,
   applicable to common stock        17.59%    13.72%       11.92%   11.94%    13.20%   13.47%
Portfolio turnover rate             104.99%   126.45%      156.48%  176.04%   108.33%   80.71%

                                                For the Years Ended October 31, (b)(c)

                                    1994       1993       1992      1991
Per Share Data:
Net asset value, beginning
   of period................     $  12.75   $ 12.09     $ 11.67   $ 9.90
                                 --------   -------     -------   -------
Net investment income ......      $ 1.44#   $ 1.89#     $  1.86   $ 1.65
Net realized and unrealized
   gain (loss) on investments      (1.14)#    1.17#         .21     1.68
     Total from investment
     operations.............      $   .30   $ 3.06      $  2.07   $ 3.33

Distributions:
Dividends from accumulated
   net investment income
     To preferred shareholders    $  (.09)  $ (.18)     $  (.30)  $ (.48)
     To common stockholders.        (1.35)   (1.86)       (1.35)   (1.08)
                                  --------  --------    --------  -------
     Total distributions....      $ (1.44)  $(2.04)     $ (1.65)  $(1.56)
                                  --------  --------   ---------  -------
Effect of sale of common stock
   and related expenses from
   rights offerings.........      $  (.54)  $ (.36)     $    --   $    --
                                  --------  --------    -------   --------
Net asset value, end of period    $  11.07  $12.75      $ 12.09   $ 11.67
                                  ========  ========    =======   ========
Per share market value,
   end of period............      $  10.50  $12.75      $ 12.00   $ 10.50
                                  ========  ========    =======   ========
Total investment return.....         (7.78)% 23.25%       27.99%    57.36%
Net assets, end of period,
   applicable to common
   stock (a)................      $ 92,072  $79,438     $55,178   $53,040
                                  ========  =======     ========  ========
Net assets, end of period,
   applicable to preferred        $ 20,000  $20,000     $30,000   $30,000
   stock (a)................      ========  =======     =======   ========
Net assets, end of period (a)     $112,072  $99,498     $85,178   $83,040
                                  ========  =======     =======   ========

Ratio of operating expenses to
   average net assets,
   applicable
   to common stock..........          3.27%   3.10%        3.68%    4.64%
Ratio of net investment income
   to average net assets,
   applicable to common stock       12.25%   13.49%       15.08%   14.63%
Portfolio turnover rate.....        72.00%  117.20%       97.86%  114.00%

(a)	Dollars in thousands.

(b)	The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split in April of 1998.

(c)	As of January 21, 2000, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment adviser.

#	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

Information Regarding Senior Securities

          The following table shows certain information regarding each class of senior security of the Fund as of the end of each of the last ten fiscal years of the Fund.

                                                                                      APPROXIMATE
                                                     ASSET           INVOLUNTARY        MARKET
                                      TOTAL         COVERAGE         LIQUIDATION      VALUE PER
                         AT          AMOUNT        FOR DEBT(4)       PREFERENCE        SHARE OR
                     OCTOBER 31    OUTSTANDING    OR SHARES (5)       PER SHARE          NOTE

Senior Extendible
Notes (1)

                        1991        $5,000,000        $17,608          --          $1,000.00
                        1992         5,000,000         18,036          --           1,087.50
                        1993                 0          --             --                --
Senior Notes (1)
                        1993       $20,000,000        $ 5,972          --           $ 997.50
                        1994        20,000,000          6,604          --             937.10
                        1995        20,000,000          6,665          --             987.50
                        1996        20,000,000          8,036          --             990.00
                        1997        20,000,000         10,795          --           1,003.80
                        1998                 0          --             --                --
                        1999                 0          --             --                --
                        2000                 0          --             --                --
Taxable Auction Rate
  Preferred Stock (2)

                        1991        300 Shares       $276,800       $100,000       $100,000
                        1992        300 Shares        283,927        100,000        100,000
                        1993        200 Shares        497,188        100,000        100,000
                        1994        200 Shares        560,358        100,000        100,000
                        1995        200 Shares        566,544        100,000        100,000
                        1996        200 Shares        703,553        100,000        100,000
                        1997        200 Shares        979,545        100,000        100,000
                        1998                 0          --            --              --
                        1999                 0          --            --              --
                        2000                 0          --            --              --

Revolving Credit
Facility (3)            1998       $40,000,000      $    4,945         --             --
                        1999       $50,000,000      $    4,723         --             --
                        2000       $71,000,000      $    3,005         --             --

(1)

In July 1993, the Fund repurchased the remaining $5,000,000 principal amount of its Senior Extendible Notes, which carried an annual interest rate through December 31, 1993, of 10.28%, for $5,178,000. The Fund thereafter issued $20,000,000 of new Senior Notes payable December 1, 1998, which bore interest at a fixed annual rate of 6.53%. On July 24, 1998, the Fund redeemed the $20,000,000 principal amount of its Senior Notes.

(2)

In July 1993, the Fund redeemed 100 shares of its Taxable Auction Rate Preferred Stock for $100,000 per share plus accrued interest, leaving 200 such shares outstanding. On May 15, 1998, the Fund redeemed the remaining outstanding shares of its Taxable Auction Rate Preferred Stock for $100,000 per share plus accrued interest.

(3)

The Fund entered into a $50,000,000 credit agreement with BankBoston, N.A. dated April 30, 1998, as amended and restated on July 24, 1998. On January 21, 2000, the Fund repaid all borrowings under its $50 million revolving credit facility with BankBoston, N.A., as lender and agent. The funds required to repay the outstanding balance were borrowed by the Fund under a new floating rate $75 million revolving credit facility with Bank of America, N.A., as lender and agent. As of March 2, 2001, the Fund had $52 million in loans outstanding under the Bank of America credit facility, which the Fund is required to retire with the proceeds of the Preferred Shares offering.

(4)

Amount shown is per $1,000 of Senior Extendible Note, Senior Note or credit facility, as the case may be. Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the quotient of (a) the principal amount of outstanding Senior Extendible Notes, the Senior Notes or credit facility, as the case may be, divided by (b) $1,000.

(5)

Amount shown is per share of Taxable Auction Rate Preferred Stock. Calculated by subtracting the Fund’s total liabilities (including senior securities constituting debt but not including the Taxable Auction Rate Preferred Stock) from the Fund’s total assets and dividing such amount by the number of outstanding shares of Taxable Auction Rate Preferred Stock.

THE FUND

          The Fund is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission under the 1940 Act. The Fund commenced investment operations on December 5, 1988 upon the closing of an initial public offering of its Common Stock. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "PHY."The Fund's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, and its telephone number is 1-877-532-2834. The Fund's investment adviser is Highland Capital Management, L.P. (the "Adviser").

          The following table provides information about the Fund's outstanding shares as of March 2, 2001.

                                                                   Amount Held by
                                                         Amount       the Fund        Amount
Title of Class                                         Authorized  or its Account   Outstanding
--------------                                         ----------  --------------   -----------

Common Stock, par value $0.03 per share               100,000,000      -0-           26,916,430

Auction Rate Cumulative Preferred Shares, par value
    $0.001 per share                                   1,000,000       -0-               0

USE OF PROCEEDS

          The estimated net proceeds of this offering of Preferred Shares will be $73,900,000 after payment of offering expenses and the sales load. The Fund will use approximately $52,000,000 the net proceeds of the offering to repay the Fund's outstanding amounts borrowed under its credit facility, which as of March 2, 2001 had an annualized interest rate of 6.31% and a maturity date of March 19, 2001, and the balance of the net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period estimated to not exceed three months from the offer and sale of the Preferred Shares depending on market conditions and the availability of appropriate securities. Pending such investment, the Fund will invest in high-quality, short-term securities.

CAPITALIZATION

          The following table sets forth the unaudited capitalization of the Fund as of October 31, 2000, and as adjusted to give effect to the issuance of the Preferred Shares offered in this Prospectus (including estimated offering expenses and sales load of $1,100,000) and the repayment of the Fund's outstanding amounts borrowed under its credit facility with the proceeds therefrom.

                                                              Actual     As Adjusted
Stockholders' Equity:
  Preferred Stock, $0.001 par value per share* (no             --        $
   shares issued; 3,000 Series W Auction Rate
   Cumulative Preferred Shares issued and outstanding
   at $25,000 per share liquidation preference,
   as adjusted)
  Common Shares, $0.03 par value per share
   (26,868,932 shares issued and outstanding**)           $    806,068        806,068
Capital in excess of par value                             287,038,191    287,038.191
Undistributed net investment income                          2,349,980      2,349,980
Net unrealized depreciation on investments                 (64,314,765)   (64,314,765)
Accumulated net realized gain (loss) from
  investment transactions                                  (83,540,154)   (83,540,154)
Net assets less liquidation
  value of all Preferred Shares                                --         (75,000,000)
Net assets attributable to Common Stock outstanding      $142,339,320    $142,339,320
*	Reflects Preferred Stock as of March 2, 2001.

**	None of these outstanding shares is held by or for the account of the Fund.

PORTFOLIO COMPOSITION

          As of January 31, 2001, the Fund's portfolio included 144 holdings issued by 79 issuers representing 29 different industry groups. These issues had a weighted average of 16.07% and weighted average coupon of 9.637%. The dollar weighted average maturity of the portfolio at this date was approximately 5.95 years.

          The table below shows the allocation, on a weighted average basis, of the Fund's assets invested in bonds, convertible preferred stock, warrants, commercial paper and cash and options for the six months ended January 31, 2001. This information reflects the average composition of the Fund's assets during the six months ended January 31, 2001 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.

(Moody’s/S&P Ratings)+

Securities Ratings
------------------
Baa/BBB                                            2.79%
Ba/BB                                              1.27%
B/B                                               42.11%
Caa/CCC                                           30.58%
Ca/CC                                              7.50%
C/C                                                1.29%
Not rated++                                       14.46%
                                                --------------
Total                                            100.00%
                                                ==============
+

The ratings of Moody’s and S&P represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody’s or S&P’s ratings. Ratings are relative and subjective and not absolute standards of quality. Moody’s ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings.

++

Securities that are not rated by Moody’s or S&P may be rated by nationally recognized statistical rating organizations other than Moody’s or S&P, or may not be rated by any such organization. With respect to the percentage of the Fund’s assets invested in such securities, the Adviser believes that these are of comparable quality to rated securities. This determination is based on the ratings assigned by other rating agencies or the Adviser’s own internal evaluation and does not necessarily reflect how such securities would be rated by Moody’s or S&P if either were to rate the securities. The Adviser’s determination of the equivalent quality of the Fund’s securities is Caa/CCC.

INVESTMENT OBJECTIVE AND POLICIES

          The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds"). The Fund seeks to achieve its objective of preserving stockholders' capital through careful selection of the Fund's high-yield, high risk investments, portfolio diversification, and portfolio monitoring and repositioning. The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies (consisting principally of fixed-income securities rated "BB"or lower by S&P and "Ba"or lower by Moody's) or nonrated fixed-income securities deemed by the Adviser to be of comparable quality.

          Under normal market conditions, at least 65% of the Fund's total assets are invested in high-yield fixed-income securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. The Fund generally invests a substantially higher percentage of its assets in such securities to the extent that the Adviser believes market conditions favor such investments. A maximum of 25% of the Fund's assets may be invested in the securities of issuers in one industry. The Fund's portfolio investments consist principally of fixed-income securities rated "Ba"/"BB"or lower by the rating agencies. The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than "Ba"/"BB"or the unrated equivalent as determined by the Adviser, although the percentage invested in such securities may increase under other than normal market conditions, as discussed below.

           High-yield bonds, the generic name for corporate bonds rated between "Ba"/"BB" and "C"/"C"by the rating agencies, are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Securities that are rated BB by S&P or Ba by Moody's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B by S&P or Moody's reflect the rating agency's view that such securities generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated CCC by S&P or Caa by Moody's or below are of poor standing. Those issues may be in default (such as those rated D by S&P) or present elements of danger with respect to principal or interest. The Fund may purchase or hold securities that are in payment default. See Appendix B in the SAI for a description of the rating categories of the rating agencies. High-yield securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks because of the highly leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

           Securities acquired by the Fund may include preferred stock (including convertible preferred stock) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income debt securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

           The Fund may invest up to 30% of its total assets in securities that are not readily marketable. However, a security that may be restricted as to resale under federal securities laws or otherwise, will not be subject to such percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Such securities may include, for example, those eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. The Fund currently does not own any securities that are not currently registered under the Securities Act or eligible for resale under Rule 144A under the Securities Act.

           The Fund may invest up to 20% of its total assets in zero coupon securities, including step-up bonds. Zero coupon securities pay no cash income but are purchased at a deep discount from their value at maturity. When held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. Step-up bonds are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid. For a discussion of certain tax consequences resulting from the inclusion of these securities in the Fund's portfolio, see "Federal Taxation--Qualification as a Regulated Investment Company"in the SAI.

           The Fund may invest up to 10% of its total assets in securities other than fixed-income securities, such as equity securities, including those in the form of depositary receipts, as well as warrants to purchase equity or other securities. The Fund also may acquire common stock or warrants to purchase common stock or other equity securities as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies.

           If market conditions threaten to erode the value of the Fund's assets, the Fund may adopt a temporary defensive investment strategy and invest without limitation in high-grade money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, and in fixed-income securities rated higher than "Ba"/"BB"by the rating agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

           The Fund also may invest in fixed-income securities rated higher than "Ba"/"BB"by the rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality when the difference in yields between quality classifications is relatively narrow. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues. Accordingly, the inclusion of such instruments in the Fund's portfolio may have the effect of reducing the yield on the Common Stock.

           The achievement of the Fund's objective depends upon the Adviser's analytical and portfolio management skills. There is no assurance that the Fund's objective will be attained in the future.

Portfolio Maturity and Turnover

           The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed ten years.

           The Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

           The Fund's portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions.

Certain Investment Strategies

           The Adviser may use the strategies described below, among others, to help the Fund achieve its investment objective. Such strategies include the lending of portfolio securities, the short sale of securities and the use of options, futures contracts and options thereon, reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities not longer than one day). The Fund is under no obligation to use any of these strategies at any given time or under any particular economic condition and no assurance can be given that the use of any strategy will have its intended result or that the use of any practice is, or will be, available to the Fund. These instruments and certain related risks are described more specifically under "Additional Information About Certain Securities and Investment Strategies of the Fund"in the SAI. The Fund's ability to use some of these strategies, such as investing in foreign securities and the use of covered call options, may be limited as a condition to S&P's and/or Moody's rating the Preferred Shares.

           Securities Loans. To the extent permitted by S&P and Moody's, the Fund may seek additional income by making secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

           When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Fund will invest in when issued and delayed delivery securities in order to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value ("NAV"). The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund will segregate permissible liquid assets having a value at least equal at all times to the Fund's purchase commitments. The Fund is dependent on the other party to successfully complete when-issued and delayed delivery transactions. If such other party fails to complete its portion of the transaction, the Fund will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. The purchase of securities on a when-issued or delayed delivery basis is not limited by the S&P or Moody's guidelines.

           Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into repurchase agreements with respect to up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will invest in repurchase obligations to assist in the management of its portfolio and also to obtain additional revenue. It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements also may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation. The Adviser also will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement. If the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the counterparty should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying collateral or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the counterparty's estate.

           Reverse Repurchase Agreements. To the extent permitted by S&P and Moody's, the Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. The Fund will undertake reverse repurchase transactions to assist in the management of the portfolio. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Restrictions"in the SAI. The Fund will not enter into a reverse repurchase agreement if, at the time, its obligation with respect to reverse repurchase agreements exceed 5% of the value of its total assets in reverse repurchase agreements.

           Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Fund when the foreign currencies are converted in payment in U.S. dollars. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund will use currency transactions only for hedging and not speculation.

           Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered"call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund also may write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. The Fund may also enter into "closing purchase transactions"in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

           Futures Contracts and Related Options. The Fund currently does not intend to trade in futures contracts or related options. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

           Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. In particular, the Fund's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Fund's ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund's holdings correlate with price movements of the hedging instruments. Inasmuch as the Fund's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in futures and options. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability to otherwise invest those assets.

DESCRIPTION OF CREDIT FACILITY

General

           The Fund is permitted to borrow up to 33-1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. It is anticipated that borrowings will be effected by the Fund primarily to provide additional liquidity. However, the Fund reserves the right to use the proceeds of borrowings for any other purpose, including additional investment leverage. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings or other indebtedness incurred by the Fund, and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines may be more restrictive than those imposed by the 1940 Act or the Articles Supplementary. Generally, the rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Fund, including those made under a credit facility, will be senior to the rights of holders of preferred shares, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

Credit Facility

           The Fund currently has a policy of borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income. Assets attributable to borrowings under the credit facility are not subject to the advisory fee charged to the Fund. Assets attributable to the proceeds from the offering of preferred shares are subject to the advisory fee.

           Effective January 21, 2000, as amended as of January 19, 2001, the Fund has entered into a $75 million credit agreement (the "Credit Agreement") with a lending institution. The Fund's ability to utilize this facility extends until March 19, 2001, though there are provisions in the Credit Agreement which allow for its modification, including extension, termination and reduction of the facility amount. Under the terms of the Credit Agreement, the Fund is required to use the proceeds from the Preferred Shares offered in this Prospectus to retire the outstanding loan balance under the Credit Agreement. Upon the retirement of the outstanding loan balance, the Credit Agreement will terminate.

          The applicable interest rate for overnight rate loans is the Federal Funds Rate, as defined in the Credit Facility, plus 0.75%. The applicable interest rate for LIBOR loans is LIBOR, reduced to take into account any reserves required to be maintained by any lender pursuant to Federal Reserve regulations, plus 0.75%. Under the terms of the Credit Agreement, the Fund is required to maintain certain debt covenants. The Credit Agreement also provides for commitment fees at a rate of 0.125% per year on the daily amount by which the aggregate amount of the commitment amount of $75 million exceeds the aggregate outstanding principal of the bank loans. At March 2, 2001, the outstanding loan balance was approximately $52 million.

           Prior to January 21, 2000, the Fund had a $50 million credit agreement with another lending institution. This loan was repaid with funds drawn pursuant to the $75 million Credit Agreement.

           The average balance and interest rate under the Credit Agreement were approximately $63,500,000 and 6.79%, respectively, for the six month period ending March 2, 2001. The average interest rate on the outstanding balance at March 2, 2001 was 6.31%.

Restrictive Covenants and 1940 Act Restrictions

           The Credit Agreement includes usual and customary covenants, including limits on the Fund's ability to (i) issue preferred shares (ii) incur liens or pledge portfolio securities, (iii) change its investment objective or fundamental investment restrictions without the approval of the lender, (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect, (v) make any changes in its capital structure, (vi) amend the documents in a manner which could adversely affect the rights, interests or obligations of the lender, (vii) engage in any business other than the businesses currently engaged in, (viii) create, incur, assume or permit to exist certain debt except for certain specified types of debt, and (ix) permit any of its ERISA affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the "Code") or ERISA. In addition, the Credit Agreement does not permit the Fund's asset coverage ratio (as defined in the Credit Agreement) to fall below 300% at any time.

           Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowings under the credit facility. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Fund.

RISK FACTORS

           Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Risks of Investing in Preferred Shares

Leverage Risk

           The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Leverage amplifies the affect of fluctuations in the Fund's portfolio value on the Preferred Shares' asset coverage.

           The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. If the Fund increased its level of debt, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt had a prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

           Additionally, the management fee paid to the Adviser will be higher when certain forms of leverage is utilized, giving the Adviser an incentive to use leverage.

Auction Risk

           The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to holders of Preferred Shares, which could affect the liquidity of your investment.

Secondary Market Risk

           The Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer your Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to do so, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period.

Ratings and Asset Coverage Risk

           Preferred Shares. While it is a condition to the closing of this offering that S&P assigns a rating of "AAA" and Moody's assigns a rating of "aaa" to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, S&P or another rating agency could downgrade the Preferred Shares, which could make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See "Description of Preferred Shares—Dividends and Dividends Periods." See "Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

           Portfolio Securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or a rating agency might not change its rating of a particular issue to reflect subsequent event. Unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, none of these events will require the sale of such securities by the Fund, but the Adviser will consider such events in its determination whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, unless otherwise provided in the S&P or Moody's guidelines applicable to the Preferred Shares, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Interest Rate Risk

           The Preferred Shares generally will pay dividends based on a rate set at auction, usually held weekly. The Fund purchases fixed-income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise. Thus, it is possible that the amount of dividends paid to holders of the Preferred Shares would exceed the income from the Fund's portfolio securities. However, the Preferred Shares dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay the Preferred Shares dividends would be impaired. Generally, fixed-income securities will decrease in value when interest rates rise and increase in value when interest rates decline. If long-term rates rise, generally the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares. If such rise is significant, it could trigger a requirement to redeem the Preferred Shares.

Inflation Risk

           Inflation is the reduction in the purchasing power of money resulting from the increase in the prices of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Reinvestment Risk

           Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed-income securities at lower interest rates. A decline in income could affect the Fund's asset coverage and ability to pay dividends on the Preferred Shares. Investment risk also exists for holder of Preferred Shares because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

General Risks of Investing in the Fund

High-Yield Investments

           The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, high-yielding, lower quality, fixed-income securities. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

           Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield, high risk securities and thus in the Fund's NAV. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

           The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high-yield, high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value.

           The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

           Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the higher cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's NAV. If an issuer of a high-yield, high risk security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for stockholders.

           The credit ratings issued by credit rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield, high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.

           At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund's NAV. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value.

Restrictions on Dividends and other Distributions

           Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Stock and Preferred Shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to pay down borrowings and redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet such requirements. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

DESCRIPTION OF PREFERRED SHARES

           The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other Charter documents, which have been filed as exhibits to the Fund's Registration Statement of which this Prospectus is a part.

General

           Under the Charter, the Fund is authorized to issue up to 1,000,000 shares of preferred stock, in one or more series, with rights as determined by the Board of Directors without the approval of holders of Common Stock. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of stock senior to or on a parity with Preferred Shares. The preferred shares of preferred stock will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Periods

           General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial dividend period for the Preferred Shares offered in this Prospectus will be the rate set out on the cover of this Prospectus. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and a dividend period generally will begin on the first calendar day after an auction for the Preferred Shares. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of dividend periods, designating them as "special dividend periods."See "--Designation of Special Dividend Periods."

           Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment date for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See "--Designation of Special Dividend Periods"for a discussion of payment dates for a special dividend period.

           Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

           Depository Trust and Clearing Corporation, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these holders will not have funds available until the next business day.

           Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. See "The Auction."

           Determination of Dividend Rate. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

           If an auction for any subsequent dividend period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

           Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate."The maximum rate means the applicable percentage of the "AA"Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P:

  Moody's Credit Rating       S&P Credit Rating    Applicable Percentage
      aa3 or Above              AA- or Above              150%
        a3 to a1                  A- to A+                160%
      baa3 to baa1              BBB- to BBB+              250%
       Below baa3                Below BBB-               275%

           Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on the Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon, Eastern time, on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares for that subsequent dividend period will be the maximum rate.

           However, if the Fund does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each such subsequent dividend period will be the default rate.

           The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

           Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, Common Stock) in respect of Common Stock or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) the Fund has paid all cumulative dividends on Preferred Shares; (2) the Fund has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines."

           Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods

           The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its Common Stock. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

           Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., Eastern time, on the second business day before the first day of the proposed special dividend period.

Voting Rights

           Except as noted below, the Fund's Common Stock and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of Preferred Shares, as a separate class, vote to elect two Directors, the holders of the Common Stock, as a separate class, vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, elect the remaining Directors. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares.

           In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent Directors elected by the holders of the Common Stock, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

           The Common Stock and Preferred Shares vote as separate classes on amendments to the Charter that would adversely affect their respective interests.

           In addition, so long as any Preferred Shares are outstanding:

o

the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the Preferred Shares and the shares of Common Stock, each voting as a separate class;

o	the adoption of any plan of reorganization adversely affecting either the Preferred Shares or the Common Stock requires the approval of a majority of the outstanding shares of such class;
o

the Fund may not, without the affirmative vote of at least a majority of the Preferred Shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent;

o

the approval of a majority of the outstanding Preferred Shares and Common Stock, each voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective, changes in certain investment restrictions described under "Investment Restrictions"in the SAI and changes in the Fund’s subclassification as a closed-end investment company; and

o

the approval of a majority of the outstanding Preferred Shares, voting separately as a class, is required to amend, alter or repeal any of the authorized preferences, rights or powers of the holders of Preferred Shares.

           The Common Stock and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. To the extent required under the 1940 Act, certain actions by the Fund's stockholders require a vote of a majority of the Fund's outstanding voting securities. The class vote of holders of Preferred Shares described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

           For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute of quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient deposit securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

Rating Agency Guidelines

           The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount"includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

           The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are stock of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Stock) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of March 2, 2001, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, would be computed as follows:

    Value of Fund assets less liabilities not constituting senior
                              securities                                =     $180,284,417   =    240%
-----------------------------------------------------------------------       --------------
Senior securities representing indebtedness plus liquidation value of
                         the Preferred Shares                                 $75,000,000

           If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

           The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares.

           As described by Moody's and S&P, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

           The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's or S&P, or both, for rating the Preferred Shares.

Redemption

           Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Charter and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

           In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other Preferred Shares of the Fund, subject to redemption or retirement. If fewer than all outstanding Preferred Shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

           Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

           Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding shares of Preferred Shares, have been or are being contemporaneously paid or set aside for payment. This is not expected to prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding Preferred Shares.

Liquidation

           Subject to the rights of holders of any series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution will be made on the Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described in this Prospectus, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

           Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

THE AUCTION

Summary of Auction Procedures

           The following is a brief summary of the auction procedures, which are described in more detail in the SAI. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auction determines the dividend rate for the Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares--Dividends and Dividend Periods."You may buy, sell or hold the Preferred Shares in the auction.

           If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid and hold.

o	If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next dividend period’s rate will be.

o	If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next dividend period’s rate is less than the rate you specify.

o	If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next dividend period’s rate will be.

           You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold the Preferred Shares, but if you fail to submit an order and the dividend period is longer than [91] days, the broker-dealer will treat your failure to submit a bid as a sell order.

           If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

           Broker-dealers will submit orders from existing and potential holders of Preferred Shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Preferred Shares. A broker-dealer's failure to submit orders for the Preferred Shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Adviser may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Adviser may submit orders in an auction, but only if such orders are not for its own account.

           The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such broker-dealer in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by the broker-dealers at the auction.

           If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate of all Dividend Periods for the Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted (but not lower than the minimum rate, if applicable) which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Preferred Shares available for purchase in the auction.

           If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Preferred Shares for which they submitted sell orders.

           The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to Preferred Shares and in so doing to help protect the earnings available to pay Common Stock dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

           If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold"auction and the dividend rate for the next dividend period will be the all hold rate. The "all hold rate"is 80% of the "AA"Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

           The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

           Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through Depository Trust and Clearing Corporation. Purchasers will pay for their shares through broker-dealers in same-day funds to Depository Trust and Cleaning Corporation against delivery to the broker-dealers. Depository Trust and Cleaning Corporation will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this Prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City, are authorized or obligated by law to close.

           The first auction for Preferred Shares will be held on _______________, 2001, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Preferred Shares normally will be held every Wednesday, and each subsequent dividend period for Preferred Shares normally will begin on the following Thursday.

           The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current           Owns 500 shares, wants to sell  all      Bid order of 6.1% rate for all 500
Holder A          500 shares if auction rate is less       shares
                  than 6.1%

Current           Owns 300 shares, wants to hold           Hold order -- will take the auction
Holder B                                                   rate

Current           Owns 200 shares, wants to sell all 200   Bid order of 5.9% rate for all 200
Holder C          shares if auction rate is less than      shares
                  5.9%

Potential         Wants to buy 200 shares                  Places order to buy at or above 6.0%
Holder D

Potential         Wants to buy 300 shares                  Places order to buy at or above 5.9%
Holder E

Potential         Wants to buy 200 shares                  Places order to buy at or above 6.1%
Holder F

           The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 6.0% (the offer by D). Therefore, the dividend rate will be 6.0%. Current holders B and C will continue to own their Preferred Shares. Current holder A will sell its Preferred Shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

           The broker-dealers (including the underwriters) may maintain a secondary trading market Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

          You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only

o	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

o	to a broker-dealer; or

o

to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your shares in the name of a broker-dealer, a sale or transfer of your shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

           Further description of the auction procedures can be found in the SAI.

MANAGEMENT OF THE FUND

Board of Directors

           The management of the Fund, including general supervision of the duties performed by the Adviser under the Fund's investment advisory agreement, is the responsibility of the Fund's Board of Directors under the laws of the state of Maryland.

Investment Adviser

           Highland Capital Management, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund. The Fund and the Adviser have entered into an Advisory Agreement that requires the Adviser to provide all investment advisory and portfolio management services for the Fund. It also requires the Adviser to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser provides the Fund with the personnel necessary to administer the Fund. The agreement with the Adviser can be canceled by the Board of Directors and the Adviser upon not less than 30 nor more than 60 days' written notice. Organized in July 1997, the Adviser is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended. The Adviser assumed responsibility for managing the Fund on January 21, 2000. Although the Adviser does not manage any other registered investment company, as of March 2, 2001, it managed approximately $7.2 billion in debt securities on behalf of institutional investors. These assets consist of subordinated debt securities of "high-yield"issuers, principally in structured finance vehicles, such as "Collateralized Loan Obligations"(CLOs). The Adviser is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. James Dondero, Mark Okada and Todd Travers are the Adviser's principal portfolio managers.

           The Adviser bears its expenses of providing the services described above. The Adviser currently receives from the Fund a management fee calculated at 0.65% (on an annual basis) of the Fund's average weekly net asset value defined as total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock), up to and including $175,000,000 of net assets, 0.55% on the next $50,000,000 of net assets and 0.50% of the excess of net assets over $225,000,000.

           The Fund pays all operating and other expenses of the Fund not borne by the Adviser including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, stockholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Fund is responsible for paying all of the expenses of the offering.

           Portfolio Management.

          The Fund's portfolio is managed by a portfolio management team. The members of the team primarily responsible for the day-to-day management of the Fund's portfolio are Messrs. Dondero, Okada and Travers.

           Mr. Dondero has been President and Chief Investment Officer of the Adviser since March 1993. From December 1989 through 1993, Mr. Dondero was Chief Investment Officer of a guaranteed investment contract subsidiary of Protective Asset Management Company ("PAMC"), where he and four other investment professionals managed portfolios consisting of high-yield securities, corporate bonds, mortgage-backed securities, bank loans and preferred and common stocks. Prior to December 1989, Mr. Dondero managed approximately $1.0 billion in proprietary fixed-income portfolios for a subsidiary of American Express Company. Between July 1984 and August 1985, he was a member of the Morgan Guaranty Trust Co. NYC Financial Training Program. Mr. Dondero graduated from the University of Virginia (Beta Gamma Sigma) with a B.S. in Accounting and a B.S. in Finance in May 1984. He is a Certified Public Accountant, Certified Managerial Accountant and Chartered Financial Analysis, and is a full member of the New York Socity of Security Analysts.

           Mr. Okada has been Executive Vice President of the Adviser since March 1993. From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for PAMC, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. Prior to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1.0 billion in highly leveraged transactions. Prior thereto, he was a management trainee for Mitsui Manufacturers Bank. Mr. Okada graduated with honors from UCLA with a B.S. in Economics and a B.S. in Psychology in 1984. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

           Mr. Travers has been a Senior Portfolio Manager at the Adviser since January 1995. He specializes in high-yield, bank loan, leveraged loan and aviation asset investments. Before January 1995, he was Senior Financial Analyst at American Airlines, where he assisted in the development and maintenance of that company's jet fleet plan. Mr. Travers graduated from Iowa State University with a B.S. in Industrial Engineering in 1985 and from Southern Methodist University with an M.B.A. in Finance in 1989. Mr. Travers is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

CUSTODIAN AND AUCTION AGENT, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR

           Depository Trust and Clearing Corporation will act as securities depository for the Preferred Shares. Bankers Trust Company, whose principal place of business is 4 Albany Street, New York, New York 10006, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares. The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company, whose principal place of business is Two Heritage Drive, North Quincy, Massachusetts 02171. State Street Bank and Trust Company also serves as transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

FEDERAL TAXATION

           The following is intended to be a general summary of certain federal income tax consequences of investing in the Preferred Shares and is based on the applicable federal tax laws of the United States as in effect as of the date of this Prospectus, which are subject to change or differing interpretations, with retroactive or prospective effect. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Federal Income Tax Treatment of the Fund

           The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% maximum effective rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

           However, certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. In addition, under certain circumstances, the 1940 Act's asset coverage requirements may prevent the Fund from making distributions and may require the Fund to redeem Preferred Shares, either of which could prevent the Fund from making distributions required to avoid Fund-level taxation and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification of the Fund as a regulated investment company.

           If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. Such distributions generally will be eligible for the corporate dividends received deduction in the case of corporate stockholders.

Federal Income Tax Treatment of Holders of Preferred Shares

           Based in part on its lack of any present intention to redeem or purchase the Preferred Shares at any time in the future and upon the advice of tax counsel, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. This view relies in part on a published ruling of the Internal Revenue Service (the "IRS") stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Stroock & Stroock & Lavan LLP, counsel to the Fund, believes that if the IRS were to pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail if the issue were properly litigated. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. Because the Fund currently has a significant capital loss carry forward, it is not anticipated that the Fund will distribute net capital gains to stockholders, including holders of the Preferred Shares, for the foreseeable future.

Sale of Shares

           The sale or other disposition of Preferred Shares generally will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares generally will recognize gain or loss in an amount equal to the difference between their respective bases in the Preferred Shares and the amount received in exchange therefor. If such Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Stock in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

           Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or credited to the holder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

Backup Withholding

           The Fund may be required to withhold, for U.S. federal income taxes, 31% of all dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

Other Taxation

           Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and non-federal income tax consequences to them of an investment in Preferred Shares.

Further Information

           The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

DESCRIPTION OF COMMON STOCK

           The Fund was incorporated in Maryland on May 13, 1988. The Charter authorizes the issuance of up to 100,000,000 shares of Common Stock, $0.03 par value. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. The number of shares of Common Stock outstanding as of March 2, 2001 was 26,916,430. The voting rights of the Common Stock are noncumulative, which means that the holders of more than all of the shares of Common Stock voting for the election of Directors can elect all of those Directors that are subject to election by the holders of the Common Stock if they choose to do so, and, in that event, the holders of the remaining shares of Common Stock voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the Preferred Shares on all matters except as described under "Description of Preferred Shares--Voting Rights."The rights of the holders of the Common Stock may not be amended by a vote of less than a majority of the shares of Common Stock outstanding.

           The Fund's Board has approved and recommended that holders of Common Stock approve at the 2001 annual stockholders meeting, scheduled to be held March 30, 2001, amendments to the Fund's Charter. If approved by such stockholders, the Charter, as proposed to be amended, would include certain "supermajority" voting provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or cause the Fund to engage in certain transactions. These provisions could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. However, these provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. They also promote continuity and stability, and they enhance the Fund's ability to continue to pursue long-term strategies that are consistent with its investment objective. See the SAI for a further description on these and other proposals in connection with the Fund's 2001 annual stockholders meeting.

           So long as any Preferred Shares or any other preferred shares of the Fund are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

           Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to the Common Stock holders by or under the direction of State Street Bank and Trust Company, as dividend paying agent. Pursuant to the Plan, holders of Common Stock not making this election will have all dividends and distributions automatically reinvested by State Street Bank and Trust Company, as Plan agent, in whole or fractional shares of Common Stock. If, on the record date for the distribution: (a) the market price is equal to or exceeds the NAV at the time the shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the most recently determined NAV, but in no event less than 95% of the market price; or (b) the NAV of the Fund's Common Stock exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan agent will buy Common Stock in the open market, on the NYSE or elsewhere, for the Plan participants' accounts.

           The Fund's Common Stock has traded on the NYSE since December 1988. On March 2, 2001, the last reported sales price of the Fund's Common Stock on the NYSE was $5.14. The Fund's NAV on March 2, 2001 was $3.95.

Repurchase of Common Stock

           In recognition of the possibility that the Fund's shares of Common Stock may trade at a discount to their NAV, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing shares of its Common Stock in the open market or by tendering for its shares of Common Stock at NAV. So long as any Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (1) all accumulated dividends on the Preferred Shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (determined after deducting the acquisition price of the shares of Common Stock) are met. Repurchases of shares of Common Stock may result in the Fund being required to redeem Preferred Shares to satisfy asset coverage requirements.

CONVERSION TO OPEN-END FUND

           The Fund's Board of Directors may elect to submit to the Fund's stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding Preferred Shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high-yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter, including the Preferred Shares, voting as a separate class. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, including the Preferred Shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund. At the Fund's annual stockholders meeting scheduled to be held on March 30, 2001, management is seeking stockholder approval for certain "supermajority"voting requirements to effect, among other things, any amendment to the Fund's Charter to make the Fund's shares "redeemable securities"or to convert the Fund from a closed-end company to an open-end company. If approved by stockholders, the Charter would require (except under certain circumstances) the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by stockholders and at least 80% of the entire Board of Directors to authorize such action. See the SAI for a further description of these and other proposals in connection with the Fund's 2001 annual stockholders meeting.

UNDERWRITING

           The underwriters named below (the "underwriters"), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund (the "Underwriting Agreement"), to purchase, and the Fund has agreed to sell, the number of Preferred Shares set forth opposite their respective names offered hereby.

                                                               Number of
Underwriters                                                Preferred Shares

Salomon Smith Barney Inc. ..................................
Gruntal & Co., L.L.C. ......................................
     Total .................................................

           The Underwriting Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Preferred Shares offered hereby if they purchase any of the shares. In the Underwriting Agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

           The Fund has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $ ____ per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $ _____ per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for the Preferred Shares offered in this Prospectus purchased in the initial public offering on or before ________, 2001.

           The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may from time to time act in auctions as broker-dealers and receive fees as described under "The Auction"and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

           The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Gruntal & Co., L.C.C. is One Liberty Plaza, New York, New York 10006.

LEGAL OPINIONS

           Certain legal matters in connection with the Preferred Shares offered in this Prospectus will be passed upon for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts.

INDEPENDENT AUDITORS

           The financial statements of the Fund at October 31, 2000 and the selected per share data and ratios set forth under the caption "Financial Highlights"for the fiscal year ended October 31, 2000 has been audited by Ernst & Young LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon Ernst & Young LLP's authority as experts in accounting and auditing. The address of Ernst & Young LLP is 2121 San Jacinto Street, Dallas, Texas 75201.

FURTHER INFORMATION

           The Fund has filed with the Securities and Exchange Commission, Washington, DC, a registration statement under the Securities Act with respect to the Preferred Shares offered in this Prospectus. Further information concerning the Preferred Shares and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the Securities and Exchange Commission. The registration statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from such officer after payment of the fees prescribed by the Securities and Exchange Commission.

           The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549 and the Commission's regional offices, including offices at seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file with the Securities and Exchange Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

TABLE OF CONTENTS TO THE STATEMENT OF ADDITIONAL INFORMATION

General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Additional Information Concerning the Auctions for Preferred Shares
Description of Preferred Shares
Moody's and S&P Guidelines
Federal Taxation
Advertising and Performance Data
Financial Statements
Appendix A: Glossary
Appendix B: Ratings of Investments

Page 1 1 6 9 15 17 18 27 39 49 53 53 A-1 B-1

$75,000,000

Prospect Street® High Income Portfolio Inc.

Auction Rate Cumulative Preferred Shares

3,000 Shares, Series W

[LOGO] PROSPECT STREET

Prospectus

__________, 2001

Salomon Smith Barney

Gruntal & Co.